4,000,000 Shares

HUIHENG MEDICAL, INC.

Common Stock

UNDERWRITING AGREEMENT

__________, 2008

Roth Capital Partners, LLC
24 Corporate Plaza
Newport Beach, CA 92660

Chardan Capital Markets, LLC
17 State Street, Suite 1600
New York, NY 10014

As Representatives of the Several Underwriters named in Schedule I hereto

Ladies and Gentlemen:

Huiheng Medical, Inc., a Nevada corporation (“Company”), proposes to issue and sell to the several Underwriters (as defined below) an aggregate of 4,000,000 shares of its common stock, $0.001 par value per share (the “Common Stock”).

It is understood that, subject to the conditions hereinafter stated, an aggregate of 4,000,000 shares of the Common Stock (the “Firm Securities”) will be sold to the several Underwriters named in Schedule I hereto (the “Underwriters”) in connection with the offering (the “Offering”) and sale of such Firm Securities. Roth Capital Partners, LLC (“Roth”) and Chardan Capital Markets, LLC (“Chardan”) shall act as the representatives (the “Representatives”) of the several Underwriters. In addition, as set forth below the Company and certain of the shareholders of the Company (the “Selling Stockholders”) named in Schedule II hereto propose to issue and sell to the Underwriters, upon the terms and conditions set forth in Section 3, an aggregate of up to 600,000 additional shares of the Common Stock (“Optional Securities”). Of the Optional Securities, up to ____ shares are to be issued and sold by the Company and up to___ shares are to be sold by the Selling Stockholders, each Selling Stockholder selling up to the amount set forth opposite such Selling Stockholder’s name in Schedule II hereto. The Firm Securities and the Optional Securities are hereinafter called the “Securities.” The Company and the Selling Shareholders are hereinafter sometimes individually referred to each as a “Seller” and collectively referred to as the “Sellers”.

This is to confirm the agreement concerning the purchase of the Securities from the Company and the Selling Stockholders by the Underwriters.

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form SB-2 (and amended the registration statement on Form S-1) (File No. 333-146975), which contains a form of prospectus to be used in connection with the public offering and sale of the Securities. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder (the “Rules and Regulations”), including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement”, and from and after the date and time of filing of the Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Any preliminary prospectus included in the Registration Statement is hereinafter called a “preliminary prospectus.” The term “Prospectus” shall mean the final prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”) or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the time it became effective. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

(b) The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission or any state regulatory authority.

The final preliminary prospectus included in the Disclosure Package (as defined below) and the Prospectus when filed complied in all material respects with the Securities Act and the rules thereunder and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Securities. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at the date hereof, the Closing Date and any Subsequent Closing Date, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus (including any Prospectus wrapper), as amended or supplemented, as of its date and at the date hereof, the Closing Date and any Option Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in Section 12 hereof.

(c) There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required. Each contract or other instrument (however characterized or described) to which the Company or its Subsidiaries (as hereinafter defined) is a party or by which their property or business is or may be bound or affected and that is (i) referred to in the Prospectus, or (ii) material to the business, has been duly and validly executed, is in full force and effect and is enforceable against the Company or the Subsidiaries, as the case may be, and, to the Company’s knowledge, the other parties thereto in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such contracts or instruments has been assigned by the Company or its Subsidiaries, and neither the Company or its Subsidiaries nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. None of the Company or any of its Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to in clause (ii) above or referred to or described in the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its Subsidiaries or, to the Company’s knowledge after due inquiry, any other party to any such contract or agreement. None of the material provisions of such contracts or instruments violates or will result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or its Subsidiaries or any of their assets or businesses, including, without limitation, those relating to environmental laws and regulations.

(d) The term “Disclosure Package” shall mean, collectively, (i) the preliminary prospectus that is included in the Registration Statement immediately prior to the Initial Sale Time (as defined below), if any, as amended or supplemented, (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”) identified in Schedule III hereto, and (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package. As of ____________ (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 12 hereof.

(e) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the Offering or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 12 hereof.

(f) The Company has delivered to the Representatives one complete manually signed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

(g) The Company has filed with the Commission a registration statement on Form 8-A (No. 001-_______) providing for the registration of shares of Common Stock of the Company under the Exchange Act (“8-A Registration Statement”). Such registration was declared effective by the Commission on ___________, 2008. No stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(h) The Company has not distributed and will not distribute, prior to the later of the Option Closing Date (as defined in Section 4 below) and the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representatives or included in Schedule III hereto or the Registration Statement.

(i) UHY VOCATION HK CPA LIMITED(formerly known as UHY ZTHZ HK CPA Limited) (“UHY”), a foreign auditor whose report appears in the Registration Statement, and is included in the Disclosure Package and the Prospectus, is recognized by the staff of the Commission and is allowed to practice before the Commission. The financial statements and schedules (including the related notes) included in the Registration Statement, and included in the Disclosure Package and the Prospectus, present fairly the financial condition, the results of the operations and changes in financial condition of the entities purported to be shown thereby at the dates or for the periods indicated and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. All adjustments necessary for a fair presentation of results for such periods have been made. The Registration Statement discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. The selected financial, operating and statistical data set forth in any preliminary prospectus included in the Disclosure Package and the Prospectus under the captions “Prospectus Summary,” “Selected Consolidated Financial Data” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” fairly present, when read in conjunction with the Company’s financial statements and the related notes and schedules and on the basis stated in the Registration Statement, the information set forth therein.

(j) Each of the Company and its Subsidiaries (as defined in Section 14 hereof) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Disclosure Package and Prospectus, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary; each of the Company and its Subsidiaries is in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business, all of which are valid and in full force and effect (except where any failure to do so would not result in a material adverse change in the condition (financial or otherwise), business, prospects, properties or results of operations of the Company and its Subsidiaries considered as a whole) (“Material Adverse Effect”); and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certificate or order which, individually or in the aggregate, if the subject of an unfavorable decision, would result, individually or in the aggregate, in having a Material Adverse Effect.

(k) The capitalization of the Company is as set forth in the Disclosure Package and Prospectus, and the Company’s capital stock conforms to the description thereof contained under the caption “Description of Capital Stock” in the Disclosure Package and Prospectus; the outstanding shares of capital stock have been duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with federal and state securities laws. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of capital stock pursuant to the Company’s charter, by-laws or other governing documents or any agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound. None of the outstanding shares of capital stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscript for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those accurately described in the Disclosure Package and the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Disclosure Package and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock. All of the outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of any claim, lien, encumbrance or security interest. All of the issued share capital of Allied Moral Holdings, Ltd. (“Allied Moral”) is owned by the Company and has been duly and validly authorized and issued and is fully paid and non-assessable. Other than Allied Moral and the Subsidiaries owned by Allied Moral, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation or other entity. Allied Moral owns all of the issued share capital of Tibet Changdu Huiheng Development Company, Ltd. (“Changdu Huiheng”), which shares have been duly and validly authorized and issued, and are fully paid and non-assessable. Other than Changdu Huiheng and the other subsidiaries owned by Changdu Huiheng, Allied Moral does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation or other entity. All of the issued share capital of Wuhan Kanqiao Medical New Technology Company, Ltd. (“Wuhan Kanqiao”) are owned by Changdu Huiheng, which shares have been duly and validly authorized and issued, and are fully paid and non-assessable. Changdu Huiheng duly and validly owns the equity interest of Shenzhen Hyper Technology Company, Ltd. (“Shenzhen Hyper”) and Beijing Yuankang Kbeta Nuclear Technology Co., Ltd. (“Beijing Kbeta”) in the percentages set forth in the Prospectus under the caption “Business-Huiheng Medical’s Background,” free and clear of all liens, encumbrances, equities or claims. Other than Wuhan Kanqiao, Shenzhen Hyper and Beijing Kbeta, Changdu Huiheng does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation or other entity. Allied Moral, Changdu Huiheng, Wuhan Kanqiao, Shenzhen Hyper and Beijing Kbeta are the Company’s only Subsidiaries. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of any Subsidiary.

(l) Subsequent to the respective dates as of which information is given in the Disclosure Package and the Prospectus, and except as described or contemplated in the Disclosure Package and Prospectus: neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business, which in either case are material to the Company or such Subsidiary, as the case may be; there has not been any Material Adverse Effect; and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(m) Neither the Company nor any of its Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the certificate of incorporation, bylaws or other governing documents of the Company or any of its Subsidiaries, or any agreement, contract, mortgage, deed of trust, loan agreement, note, lease, indenture or other instrument, to which the Company or any of its Subsidiaries is a party or by which any of them is bound, or to which any of their properties is subject, nor will the performance by the Company of its obligations hereunder violate any law, rule, administrative regulation or decree of any court, or any governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its Subsidiaries. Except for permits and similar authorizations required under the Securities Act and the securities or “Blue Sky” laws of certain jurisdictions and for such permits and authorizations which have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement.

(n) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

(o) The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable. The issuance of the Securities pursuant to this Agreement will not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The Securities to be purchased by the Underwriters from the Selling Stockholders have been duly authorized and are validly issued, fully paid and non-assessable. There are no restrictions upon the voting or transfer of the Securities under the Company’s charter or by-laws or any agreement or other instrument to which the Company is a party or otherwise filed as an exhibit to the Registration Statement.

(p) The warrants to purchase Common Stock to be issued to the Underwriters (the “Underwriter Warrants”) pursuant to Section 5(n) have been duly authorized for issuance. The Company has reserved 322,000 shares of its Common Stock for issuance upon exercise of the Underwriter Warrants and when issued and paid for in accordance with the terms of the Underwriter Warrants, such Common Stock will be validly issued, fully paid and nonassessable. The issuance of the Common Stock pursuant to the Underwriter Warrants will not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There will be no restrictions upon the voting or transfer of the Common Stock issuable pursuant to the Underwriter Warrants under the Company’s charter or by-laws or any agreement or other instrument to which the Company is a party or otherwise filed as an exhibit to the Registration Statement.

(q) The Company and its Subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case clear of all liens, encumbrances and defects except such as are described or referred to in the Disclosure Package and Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiaries.

(r) Except as described in the Disclosure Package and Prospectus, there is no litigation or governmental proceeding to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is subject or which is pending or, to the knowledge of the Company, threatened against the Company which individually or in the aggregate might result in any Material Adverse Effect, which would materially and adversely affect the consummation of this Agreement or the transactions contemplated hereby or which is required to be disclosed in the Disclosure Package and Prospectus.

(s) Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject which violation might have a Material Adverse Effect.

(t) The Company has not taken and may not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities.

(u) The Company and its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns, and all such tax returns are complete and correct in all material respects, and the Company and its Subsidiaries have not failed to pay any taxes which were payable pursuant to said returns or any assessments with respect thereto. The Company has no knowledge of any tax deficiency which has been or is likely to be threatened or asserted against the Company or its Subsidiaries.

(v) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the Company and its Subsidiaries have made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, since the date of the most recent evaluation of such system of internal accounting controls, there has been no material change in internal control over financial reporting, including any corrective actions with regard to significant deficiencies or material weaknesses.

(w) Except as described in the Disclosure Package and Prospectus, the Company has established and maintains and evaluates a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with US GAAP. All material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors. Since the date of the latest audited financial statements included in the Prospectus, there has been no change in the Company’s internal control over financial reporting or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses, and, except as described in the Prospectus, the Company’s independent accountants have not notified the Company of any “reportable conditions” (as that term is defined under standards established by the American Institute of Certified Public Accountants) in the Company’s internal accounting controls, or other weaknesses or deficiencies in the design or operation of the Company’s internal accounting controls, that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting, or could adversely affect the Company’s ability to record, process, summarize and report financial data consistent with the assertions of the Company’s management in the financial statements. The Company has established and maintains and evaluates disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act, such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective to perform the functions for which they were established.

(x) The Company and its Subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, directors’ and officers’ insurance, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(y) Neither the Company nor any of its Subsidiaries or any of their respective officers, directors, employees, agents or any other person acting on behalf of the Company or its Subsidiaries has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company or its Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company and its Subsidiaries as reflected in any of the financial statements contained in the Disclosure Package and the Prospectus or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company and its Subsidiaries. The Company’s internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

(z) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described under the caption “Use of Proceeds” in the Disclosure Package or the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(aa) Except as disclosed in the Disclosure Package or the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the Offering.

(bb) Except as disclosed in the Disclosure Package or the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(cc) [The Securities and the Common Stock reserved for issuance under the Underwriter Warrants have been approved for listing on the Nasdaq Capital Market subject only to official notice of issuance. The Common Stock of the Company has been registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).]

(dd) The Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and its Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by the Nasdaq Market or any other governmental or self regulatory entity or agency, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. Without limiting the generality of the foregoing: (i) all members of the Company’s board of directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee of the Company’s board of directors, meet the qualifications of independence as set forth under applicable laws, rules and regulations and (ii) the audit committee of the Company’s board of directors has at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).

(ee) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Company, except such as have been obtained and made under the Securities Act and such as may be required by the Financial Industry Regulatory Authority (“FINRA”) or under state securities laws or the laws of any foreign jurisdiction.

(ff) The execution, delivery and performance of this Agreement, and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, except in the case of this clause (i) for such breaches, violations or defaults which would not, individually or in the aggregate, have a Material Adverse Effect or (ii) any agreement or instrument to which the Company is a party or by which the Company is bound, except in the case of this clause (ii) for such breaches, violations or defaults which would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) the charter or by-laws of the Company, and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

(gg) The Company is not presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

(hh) Each of the Company and its Subsidiaries has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

(ii) The Company and its Subsidiaries own or possess the right to use sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other similar rights (collectively, “Intellectual Property Rights”) as are (i) necessary or material to conduct its business as now conducted and as described in the Disclosure Package and the Prospectus and as are (ii) necessary or material for the commercialization of the products described in the Disclosure Package and the Prospectus as being under development. Except as set forth in the Disclosure Package and the Prospectus, (a) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others challenging the rights of the Company or any of its Subsidiaries in or to any such Intellectual Property Rights that, if decided adversely to the Company would, individually or in the aggregate, have a Material Adverse Effect, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (b) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others that the Company or any of its Subsidiaries infringes, misappropriates, or otherwise violates any Intellectual Property Rights of others that, if decided adversely to the Company would, individually or in the aggregate, have a Material Adverse Effect, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others challenging the validity, scope, or enforceability of any such Intellectual Property Rights owned by the Company or its Subsidiaries and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) to the Company’s knowledge, the operation of the business of the Company and its Subsidiaries as now conducted, and as described in the Disclosure Package and the Prospectus, and in connection with the development and commercialization of the products described in the Disclosure Package and the Prospectus does not infringe any claim of any patent or published patent application; (e) there is no prior art of which the Company is aware that may render any patent owned or licensed by the Company or its Subsidiaries invalid or any patent application owned or licensed by the Company unpatentable which has not been disclosed to the applicable government patent office; and (f) the Company’s granted or issued patents, registered trademarks, and registered copyrights have been duly maintained and are in full force and in effect, and none of the patents, trademarks and copyrights have been adjudged invalid or unenforceable in whole or in part. Neither the Company nor any of its Subsidiaries is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Disclosure Package and the Prospectus and are not described therein in all material respects. None of the technology or intellectual property used by the Company and its Subsidiaries in its business has been obtained or is being used by the Company or its Subsidiaries in violation of any contractual obligation binding on the Company or its Subsidiaries, or, to the Company’s knowledge, any of its officers, directors, or employees or otherwise in violation of the rights of any persons. No third party has been granted by the Company or its Subsidiaries rights to the Intellectual Property Rights of the Company or its Subsidiaries that, if exercised, could enable such party to develop products competitive to those of the Company as described in the Disclosure Package and the Prospectus.

(jj) The Company has duly and properly filed or caused to be filed with the U.S. Patent and Trademark Office (the “PTO”) and applicable foreign and international patent authorities all patent applications owned by the Company and its Subsidiaries (the “Company Patent Applications”). To the knowledge of the Company, the Company has complied with the PTO’s duty of candor and disclosure for the Company Patent Applications and has made no material misrepresentation in the Company Patent Applications. To the Company’s knowledge, the Company Patent Applications disclose patentable subject matters. The Company has not been notified of any inventorship challenges nor has any interference been declared or provoked nor is any material fact known by the Company that would preclude the issuance of patents with respect to the Company Patent Applications or would render such patents, if issued, invalid or unenforceable.

(kk) Neither the Company or any of its Subsidiaries has breached and is currently in breach of any provision of any license, contract or other agreement governing the use by the Company or its Subsidiaries of Intellectual Property Rights owned by third parties (collectively, the “Licenses”) and, except as described in the Disclosure Package and the Prospectus, no third party has alleged any such breach and the Company is unaware of any facts that would form a reasonable basis for such a claim. To the Company’s knowledge, no other party to the Licenses has breached or is currently in breach of any provision of the Licenses. Each of the Licenses is in full force and effect and constitutes a valid and binding agreement between the parties thereto, enforceable in accordance with its terms, and there has not occurred any breach or default under any such Licenses or any event that with the giving of notice or lapse of time would constitute a breach or default thereunder. Except as would not have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has been and is currently involved in any disputes regarding the Licenses. To the Company’s knowledge, all patents licensed to the Company pursuant to the Licenses are valid, enforceable and being duly maintained. To the Company’s knowledge, all patent applications licensed to the Company pursuant to the Licenses are being duly prosecuted.

(ll) The Company and its Subsidiaries are in compliance in all material respects with all applicable rules and regulations of the State Food and Drug Administration of the PRC (the “SFDA”), the U.S. Food and Drug Administration (the “FDA”), or any foreign, state or local governmental or self-regulatory body exercising comparable authority, and all related applicable laws, statutes, ordinances, rules or regulations (including, without limitation, the Federal Food, Drug and Cosmetic Act, as amended, the Good Manufacturing Practice regulations and similar foreign laws and regulations), the enforcement of which, individually or in the aggregate, would be expected to result in a Material Adverse Effect.

(mm) To the Company’s knowledge, there are no rulemaking or similar proceedings before the SFDA, the FDA, PTO, or any foreign, state or local governmental or self-regulatory body exercising comparable authority, which affect or involve the Company, its Subsidiaries, or any of the products that the Company has developed, is developing or proposes to develop or uses or proposes to use which, if the subject of an action unfavorable to the Company, would result in a Material Adverse Effect.

(nn) The Company and each Subsidiary possess such valid and current certificates, authorizations, approvals or permits issued by the appropriate state, federal, foreign regulatory agencies or bodies necessary to conduct their respective businesses, including the marketing and sale of the Company’s products as described in the Disclosure Package and the Prospectus and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Effect.

(oo) There are no business relationships or related-party transactions involving the Company or any Subsidiary or any other person required to be described in the Disclosure Package and the Prospectus that have not been described as required.

(pp) Except as would not, individually or in the aggregate, result in a Material Adverse Effect (i) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its Subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its Subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any of its Subsidiaries has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its Subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the best of the Company’s knowledge, threatened against the Company, any of its Subsidiaries, or any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the Company’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company, any of its Subsidiaries, or against any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law.

(qq) The Company and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliates” means, with respect to the Company, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, or any of its ERISA Affiliates. No “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(rr) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Disclosure Package or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any person connected with such officer or director (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest), except as disclosed in the Disclosure Package or the Prospectus. The Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, including through a Subsidiary (other than as permitted under the Sarbanes-Oxley Act for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(ss) The market data and industry forecasts included in the Registration Statement and the Disclosure Package and the Prospectus were obtained or derived from industry publications that are and were not at any time under the Company’s control which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(tt) .Except as described in the Disclosure Package and the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to the Underwriters or the sale of the Shares hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Underwriters’ compensation, as determined by FINRA.

(uu) Except as disclosed to the Representatives in writing, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (“Filing Date”) or thereafter.

(vv) None of the net proceeds of the offering will be paid by the Company to any participating FINRA member or any affiliate or associate of any participating FINRA member, except as specifically authorized herein.

(ww) To the Company’s knowledge, no (i) officer or director of the Company or its Subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or that of its Subsidiaries or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Representatives and their counsel if it becomes aware that any officer, director or stockholder of the Company or its Subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

(xx) Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement. Except as disclosed in the Registration Statement and Prospectus or in any public filings relating to the Company filed with the Commission, neither Company nor any of its affiliates has sold or issued any Common Stock, options or warrants to purchase shares of Common Stock, or securities convertible into shares of Common Stock, during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans or employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement and the Prospectus.

(yy) Except as set forth in the Disclosure Package and the Prospectus, no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the Offering.

(zz) The statements set forth in the Prospectus under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operation” insofar as they purport to describe the internal controls of the Company and its Subsidiaries are true, accurate, complete and fair summaries in all material respects.

(aaa) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations - Significant Accounting Policies" in the Prospectus truly, accurately and completely in all material respects describes: (i) accounting policies which the Company believes are the most important in the portrayal of the Company and its Subsidiaries financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"); (ii) judgments and uncertainties affecting the application of Critical Accounting Policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company's Board of Directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal counsel and independent accountants with regard to such disclosure.

(bbb) None of Shenzhen Hyper, Beijing Kbeta or Wuhan Kanqiao is currently prohibited directly or indirectly, from paying any dividends or other distributions to Changdu Huiheng, except as disclosed in the Disclosure Package and the Prospectus. Other than as set forth in the Disclosure Package and the Prospectus, dividends declared with respect to after-tax retained earnings on the equity interests of Shenzhen Hyper, Beijing Kbeta or Wuhan Kanqiao may under the current laws and regulations of the PRC be paid to the Company in U.S. dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any authorization from a governmental agency or court in the PRC. Changdu Huiheng is currently not prohibited directly or indirectly, from paying any dividends or other distributions to Allied Moral, except as disclosed in the Disclosure Package and the Prospectus. Other than as set forth in the Disclosure Package and the Prospectus, divdends declared with respect to after-tax retained earnings on the equity interests of Changdu Huiheng may under the current laws and regulations of Tibet be paid to the Company in U.S. dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Tibet and are otherwise free and clear of any other tax, withholding or deduction in Tibet, and without the necessity of obtaining any authorization from a governmental agency or court in Tibet.

(ccc) The events and transactions described in the Disclosure Package and the Prospectus regarding the restructuring of ownership interests of Shenzhen Hyper, Beijing Kbeta and Wuhan Kbeta do not (i) contravene any provision of applicable law or statute, rule on regulation of any governmental agency or court having jurisdiction over the Company or its Subsidiaries (including but not limited to the Ministry of Commerce, the China Securities Regulatory Commission, the State Administration of Industry and Commence, the National Development and Reform Commission, the State-owned Asset Administration Commission and the State Tax Bureau); (ii) contravene the articles of association, business license or other constituent documents of the Company or its Subsidiaries; (iii) conflict with or result in a breach or violation of the terms of any agreement or instrument to which the Company or its Subsidiaries is a party.

(ddd) No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company within the three years prior to the date hereof, except as disclosed in the Registration Statement.

(eee) The disclosures in the Registration Statement concerning the effects of Federal, State and local regulation on the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(fff) Except as disclosed in the Disclosure Package or the Prospectus, since the date of the latest audited financial statements included in the Disclosure Package or the Prospectus there has been no Material Adverse Effect, nor any development or event involving a prospective Material Adverse Effect, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole.

Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsels to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

2. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

(a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

(b) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Stockholder and the Company, as Custodian, relating to the deposit of the Securities to be sold by such Selling Stockholder (the “Custody Agreement”), and the Power of Attorney appointing certain individuals as such Selling Stockholder’s attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”), will not contravene any provision of applicable law, or the certificate of incorporation or by-laws or similar corporate organizational documents of such Selling Stockholder (if such Selling Stockholder is a corporation or other entity), or any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

(c)  Such Selling Stockholder has, and on the Closing Date will have, good title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Securities to be sold by such Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances other than pursuant to this Agreement, the Custody Agreement and the Power of Attorney, and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder or a security entitlement in respect of such Securities.

(d) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder.

(e) Delivery of the Securities to be sold by such Selling Stockholder and payment therefor pursuant to this Agreement will pass good title to such Securities, free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code, to each Underwriter who has purchased such Securities without notice of an adverse claim within the meaning of Section 8-105 of the New York Uniform Commercial Code.

(f) The information provided by such Selling Stockholder for inclusion in the Registration Statement and the Prospectus is true and accurate.

(g)  Such Selling Shareholder is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Registration Statement and the Prospectus to sell its Securities pursuant to this Agreement.

3. Purchase of the Securities by the Underwriters.

(a) Subject to the terms and conditions and upon the basis of the representations, warranties and agreements herein set forth, the Company agrees to issue and sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase at a price of $__________ per share, the number of Firm Securities set forth opposite such Underwriter’s name in Schedule I hereto, subject to adjustment in accordance with Section 8 hereof. The Underwriters agree to offer the Firm Securities to the public as set forth in the Prospectus.

(b) The Company and each Selling Stockholder hereby grants to the Underwriters an option to purchase from the Company and each Selling Stockholder, on a pro rata basis, solely for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Securities, all or any portion of the Optional Securities for a period of forty-five (45) days from the date hereof at the purchase price per Share set forth above. Optional Securities shall be purchased from the Company and the Selling Stockholders, severally and not jointly, for the accounts of the several Underwriters in proportion to the number of Firm Securities set forth opposite such Underwriter’s name in Schedule I hereto, except that the respective purchase obligations of each Underwriter shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase fractional Optional Securities. No Optional Securities shall be sold and delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.

4. Delivery of and Payment for Securities. Delivery of certificates for the Firm Securities to be purchased by the Underwriters from the Company and payments therefor shall be made at the offices of Chardan or Roth (or such other place as mutually may be agreed upon), on the third full Business Day following the date hereof or, if the pricing of the Firm Securities occurs after 4:30 p.m., New York City time, on the fourth full Business Day thereafter, or at such other date as shall be determined by the Representatives and the Company (the “First Closing Date”).

The option to purchase Optional Securities granted in Section 3 hereof may be exercised during the term thereof by written notice to the Company and the Custodian from the Representatives. Such notice shall set forth the aggregate number of Optional Securities as to which the option is being exercised and the time and date, not earlier than either the First Closing Date or the second Business Day after the date on which the option shall have been exercised nor later than the fifth Business Day after the date of such exercise, as determined by the Representatives, when the Optional Securities are to be delivered (the “Option Closing Date”). Delivery and payment for such Optional Securities is to be at the offices set forth above for delivery and payment of the Firm Securities. (The First Closing Date and the Option Closing Date are herein individually referred to as the “Closing Date” and collectively referred to as the “Closing Dates”.)

Delivery of certificates for the Securities shall be made by or on behalf of the Sellers to the Representatives, for the respective accounts of the Underwriters, against payment by the Representatives, for the several accounts of the Underwriters, of the purchase price therefor by (i) Federal funds wire transfer or (ii) certified or official bank check payable in next day funds to the order of such Sellers. The certificates for the Securities shall be registered in such names and denominations as the Representatives shall have requested at least two full Business Days prior to the applicable Closing Date, and shall be made available for checking and packaging at a location in New York, New York as may be designated by the Representatives at least one full Business Day prior to such Closing Date. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of each Underwriter.

5. Covenants. The Company covenants and agrees with each Underwriter that:

(a) During such period beginning on the Initial Sale Time and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales as contemplated by this Agreement by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act), the Disclosure Package or the Prospectus, the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives reasonably object.

(b) After the date of this Agreement, the Company shall promptly advise the Representatives in writing (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (iii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iv) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order or notice preventing or suspending the use of the Registration Statement, any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. The Company shall use its best efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 434, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

(c) If the preliminary prospectus included in the Disclosure Package is being used to solicit offers to buy the Securities and any event or development shall occur or condition exist as a result of which it is necessary to amend or supplement the Disclosure Package in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading (in which case the Company agrees to notify the Representatives of any such event or condition), or if in the reasonable opinion of the Representatives it is otherwise necessary to amend or supplement the Disclosure Package to comply with law, the Company agrees to promptly prepare, file with the Commission and furnish to the Underwriters and to dealers, at its own expense, amendments or supplements to the Disclosure Package so that the statements in the Disclosure Package as so amended or supplemented will not be, in the light of the circumstances under which they were made or then prevailing, as the case may be, misleading or so that the Disclosure Package, as amended or supplemented, will comply with law; (ii) if, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which it is necessary to amend or supplement the Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, as the case may be, not misleading (in which case the Company agrees to notify the Representatives of any such event or condition), or if in the reasonable opinion of the Representatives it is otherwise necessary to amend or supplement the Registration Statement or the Prospectus to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to promptly prepare, file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish to the Underwriters and to dealers, amendments or supplements to the Registration Statement or the Prospectus, or any new registration statement so that the statements in the Registration Statement or the Prospectus as so amended or supplemented will not be, in the light of the circumstances under which they were made or then prevailing, as the case may be, misleading or so that the Registration Statement or the Prospectus, as amended or supplemented, will comply with law.

(d) The Company agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Common Stock that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III hereto. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus”. The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(e) The Company shall furnish to the Underwriters, from time to time and without charge, copies of the Registration Statement of which three shall be signed and shall include exhibits and all amendments and supplements to any of such Registration Statement, in each case as soon as available and in such quantities as the Representatives may from time to time reasonably request.

(f) The Company shall take or cause to be taken all necessary action and furnish to whomever the Representatives may direct such information as may be required in qualifying the Securities for sale under the laws of such jurisdictions which the Representatives shall designate and to continue such qualifications in effect for as long as may be necessary for the distribution of the Securities; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation, or to execute a general consent for service of process.

(g) The Company shall make generally available to its securityholders, in the manner contemplated by Rule 158(b) under the Securities Act, as soon as practicable but in any event not later than 60 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earning statement which will comply with Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

(h) The Company will not, without the prior written consent of the Representatives (which consent may be withheld in the Representatives’ sole discretion), directly or indirectly, issue, sell, offer, agree to sell, contract or grant any option to sell (including, without limitation, pursuant to any short sale), pledge, make any short sale of, maintain any short position with respect to, transfer, establish or maintain an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, enter into any swap, derivative transaction or other arrangement (whether such transaction is to be settled by delivery of common stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any of the economic consequences of ownership, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock, or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90days after the date of the Prospectus (the “Lock-Up Period”).

Notwithstanding the foregoing, for the purpose of allowing the Underwriters to comply with NASD Rule 2711(f)(4), if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to us occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or material news, as applicable, unless the Representatives waive, in writing, such extension.

(i) The Company shall cause each officer and director of the Company, the holders of a total of 14,551,013 shares of Common Stock and all holders of the Company’s Series A Preferred Stock, to furnish to the Representatives, on or prior to the date of this Agreement, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree not to offer for sale, contract to sell, sell, distribute, grant any option, right or warrant to purchase, pledge, hypothecate or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock during the 90 days (subject, in the case of the officers and directors of the Company, to an additional extension to accommodate for earnings or material news releases) following the effective date of the Registration Statement, except with the Representatives’ prior written consent.

(j) For a period of three years from the Effective Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to participate to review (as described in Statement on Audited Standards No. 100-Interim Financial Information) (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company’s Form 10-Q quarterly reports and the mailing of any quarterly financial information to stockholders.

(k) The Company will take all necessary and appropriate actions to register with Corporation Records Service (including annual report information) published by Standard and Poor’s Corporation and to maintain such publication with updated quarterly information for a period of three years from the Effective Date, including the payment of any necessary fees and expenses. The Company shall take such action as may be requested by the Representative to obtain a secondary market trading exemption in such states as may be requested by the Representative, including the payment of any necessary fees and expenses and the filing of requisite forms (e.g., Form 25101(b) for secondary market trading in the State of California) on the effective date of the Offering.

(l) The Company shall retain a public relations firm acceptable to the Representatives for a period of two years from the effective date of the Offering.

(m) For a period of three years from the effective date of the Offering, the Company will promptly furnish to Roth (Attn: ____________) and Chardan (Attn: George Kaufman) and its counsel copies of such financial statements and other periodic and special reports as the Company from time to time files with any governmental authority or furnishes generally to holders of any class of its securities, and promptly furnish to the Representative (i) a copy of each periodic report the Company shall be required to file with the Commission, (ii) a copy of every press release and every news item and article with respect to the Company or its affairs that was released by the Company, (iii) a copy of each Form 8-K or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company, and (iv) such additional documents and information regarding the Company and the affairs of any future subsidiaries of the Company as the Representatives may from time to time reasonably request.

(n) For a period of three years following the effective date of the Offering, the Company shall retain a transfer agent acceptable to the Representatives (“Transfer Agent”) and will furnish to the Underwriters at the Company’s sole expense such transfer sheets and position listings of the Company’s securities as the Representatives may request, including the daily, weekly and monthly consolidated transfer sheets of the transfer agent of the Company and the weekly position listings of the Depository Trust Company. _______________ is acceptable to the Representatives.

(o) The Company shall apply the net proceeds of the sale of the Securities sold by it in the manner specified in the Prospectus under the heading “Use of Proceeds” and shall file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Securities Act.

(p) The Company will furnish to its securityholders annual reports containing financial statements audited by independent public accountants and quarterly reports containing financial statements and financial information which may be unaudited. During the period of five years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, copies of each annual report of the Company and each other report furnished by the Company to its securityholders and will deliver to the Representatives, as soon as they are available, copies of any other reports (financial or otherwise) which the Company shall publish or otherwise make available to any of its securityholders as such, and as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or FINRA.

(q) The Company will use its best efforts to have the Securities and the Common Stock reserved for issuance under the Underwriter Warrants listed on the Nasdaq Capital Market.

(r) On the First Closing Date, the Company shall issue and deliver to the Representatives the Underwriter Warrants to purchase 322,000 shares of Common Stock in the name or names and in such authorized denominations as the Representatives may request. The Underwriter Warrants shall be in the form of Exhibit A attached hereto.

(s) For a period equal to five (5) years from the date hereof, the Company will not take any action or actions that may prevent or disqualify the Company’s use of Form S-1 (or other appropriate form) for the registration of the shares of Common Stock underlying the Underwriter Warrants under the Securities Act.

(t) For a period of [three] years from the effective date of the Offering, the Company will use its best efforts to maintain the registration of the Securities under the provisions of Section 12 of the Exchange Act.

(u) The Company will maintain key person life insurance in an amount not less than $[3,000,000] on the life of Hui Xiaobing, to be in effect as of the effective date of the Offering, and pay the annual premiums therefor and name the Company as the sole beneficiary thereof.

(v) Neither the Company, nor, any of its Subsidiaries or any of their employees, directors or stockholders has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(w) For a period of three years from the effective date of the Offering, the Company shall retain independent public accountants acceptable to the Representatives.

(x) The Company hereby grants Chardan the right of first refusal to manage or co-manage any public underwriting or private placement of debt or equity securities (excluding (i) sales to employees under any compensation or stock option plan approved by the Board of the Company, (ii) shares issued in payment of the consideration for an acquisition and (iii) conventional banking arrangements and commercial debt financing) of the Company or any of its Subsidiaries or successor of the Company during the eighteen (18) month period following the Closing Date. If Chardan fails to accept in writing any such proposal for such public or private sale within 10 business days after receipt of a written notice from the Company containing such proposal, then Chardan will have no claim or right with respect to any such sale contained in any such notice. If, thereafter, such proposal is modified in any material respect, the Company will adopt the same procedure as with respect to the original proposed public or private sale and Chardan shall have the right of first refusal with respect to such revised proposal.

(y) Upon consummation of the Offering, the Company will enter into a non-exclusive financial advisory agreement with Chardan for a period of twenty-four (24) months from the Closing Date, whereby the Company shall retain Chardan as its Investment Banker and Financial Advisor. The services Chardan shall provide pursuant to such agreement include advising the Company with respect to its strategic planning process and business plans including an analysis of markets, products, positioning, organization and staffing, potential strategic alliances, capital requirements, valuation, funding, and working closely with the Company’s management team to develop a set of long and short-term goals with special focus on enhancing corporate and shareholder value, and reviewing the Company’s presentation and marketing materials used to present the Company to the investment community. Chardan will advise and assist the Company in identifying, evaluating, negotiating and structuring acquisitions, or strategic investments or partnerships which may be accomplished through a purchase or sale of all or a portion of the stock or assets, a merger, joint venture, licensing or marketing agreement or arrangement or other business combination or arrangement with any entity. As will be more fully detailed in the mutually negotiated financial advisory agreement, the Company will pay Chardan a $10,000 monthly retainer for its advisory services. Moreover, the Company will pay any and all mutually negotiated fees for any prospective capital raise that is contemplated in said advisory agreement.

(z) The Company will not issue a press release or engage in any other publicity until 25 days after the effective date of the Registration Statement without the prior written consent of the Representatives.

(aa) Whether or not this Agreement becomes effective or is terminated or the sale of the Securities to the Underwriters is consummated, the Company shall pay or cause to be paid (A) all expenses (including stock transfer taxes) incurred in connection with the delivery to the several Underwriters of the Securities, (B) all fees and expenses (including, without limitation, fees and expenses of the Company’s accountants and counsel, but excluding fees and expenses of counsel for the Underwriters) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each preliminary prospectus, the Disclosure Package and the Prospectus as amended or supplemented and the printing, delivery and shipping of this Agreement and other underwriting documents, including Underwriters’ Questionnaires, Underwriters’ Powers of Attorney, Blue Sky Memoranda, the Agreement Among Underwriters and Selected Dealer Agreements, (C) all filing fees and fees and disbursements of counsel to the Underwriters incurred in connection with the qualification of the Securities for sale under state securities laws as provided in Section 5(f) hereof, (D) the filing fee of FINRA and any applicable expenses of counsel for the Underwriters in connection with a review of the offering by FINRA, (E) any applicable listing fees, (F) the cost of printing certificates representing the Securities, (G) the cost and charges of any transfer agent or registrar, (H) a non-accountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Securities of which such non-accountable expense allowance shall be allocated equally between Roth and Chardan and (I) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise provided for in this Section. It is understood, however, that, except as provided in this Section, Section 7 and Section 9 hereof, the Underwriters shall pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make. If the sale of the Securities provided for herein is not consummated by reason of acts of the Company pursuant to Section 9(a) hereof which prevent this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed or because any other condition of the Underwriters’ obligations hereunder is not fulfilled, unless the failure to perform the agreement or fulfill the condition is due to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

6. Conditions of Underwriters’ Obligations. The respective obligations of the several Underwriters hereunder are subject to the accuracy, at and as of the date hereof and the First Closing Date (as if made at the First Closing Date) and, with respect to the Optional Securities, the Option Closing Date (as if made at the Option Closing Date), of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions:

(a) The Registration Statement shall have become effective not later than ___ p.m., Eastern time, on the date of this Agreement, or such later time and date as the Representatives shall approve and all filings required by Rules 424, 430A and 433 under the Securities Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Representatives’ satisfaction.

(b) No Underwriter shall have advised the Company that the Registration Statement, the Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in the Representatives’ opinion, is material, or omits to state a fact which, in the Representatives’ opinion, is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) On each Closing Date, the Representatives shall have received the favorable opinion of DLA Piper U.S. LLP, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit B.

(d) On each Closing Date, the Representatives shall have received the favorable opinion of ________, PRC counsel for the Company, dated as of such Closing Date, the form of which is attached hereto as Exhibit C.

(e) On each Closing Date the Representatives shall have received the favorable opinion of Loeb & Loeb LLP, counsel for the Underwriters, dated as of such Closing Date, in form and substance satisfactory to the Representatives.

(f) There shall have been furnished to the Representatives a certificate of the Company, dated as of each Closing Date and addressed to the Representatives, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending or, to their knowledge, contemplated;

(iii) Any and all filings required by Rules 424, 430A, 430B and 430C under the Securities Act have been timely made;

(iv) The signers of said certificate have carefully examined the Registration Statement and the Disclosure Package and the Prospectus, and any amendments or supplements thereto, and such documents contain all statements and information required to be included therein; the Registration Statement or any amendment thereto does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Disclosure Package and the Prospectus or any supplements thereto do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) Since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Disclosure Package and the Prospectus which has not been so set forth; and

(vi) Since the effective date of the Registration Statement, neither the Company nor any of its Subsidiaries shall have sustained any loss by strike, fire, flood, accident or other calamity (whether or not insured), or shall have become a party to or the subject of any litigation, which is material to the Company or its Subsidiaries taken as a whole, nor shall there have been a material adverse change in the general affairs, business, key personnel, capitalization, financial position, earnings or net worth of the Company and its Subsidiaries, whether or not arising in the ordinary course of business, which loss, litigation or change, in the Representatives’ judgment, shall render it inadvisable to proceed with the delivery of the Securities.

(g) On the date hereof, and on each Closing Date, the Representatives shall have received from UHY, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Representatives, on behalf of the several Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Representatives shall have received an additional five conformed copies of such accountants’ letter for each of the several Underwriters).

(h) The Securities and the Common Stock reserved for issuance under the Underwriter Warrants shall have been duly authorized for listing on the [Nasdaq Capital Market].

(i) The “lock-up” agreements between the Representatives and the stockholders, officers and directors of the Company listed on Schedule III, delivered to the Representatives on or before the date hereof, shall be in full force and effect on each Closing Date.

(j) By the effective date of the Offering, the Underwriters shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

(k) On or before each Closing Date, the Representatives and counsel for the Underwriters shall have received such information, certificates, agreements, opinions and other documents as they may reasonably require.

(l) On the Option Closing Date, the Representatives shall have received the favorable opinion, dated as of the Option Closing Date, of counsel for the Selling Stockholders, in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Underwriters may reasonably request.

(m) The Representatives shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Stockholder, dated as of the Option Closing Date, to the effect that (i) the representations and warranties of each Selling Stockholder contained in Section 2 hereof are true and correct in all respects with the same force and effect as though made at and as of the Option Closing Date and (ii) each Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Option Closing Date.

(n) On or before each Closing Date, the Representatives and counsel for the Underwriters shall have received such information, certificates, agreements, opinions and other documents as they may reasonably require.

All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Representatives and to counsel for the Underwriters. The Company shall furnish the Representatives with such conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the First Closing Date or the Option Closing Date, as the case may be, by the Representatives. Any such cancellation shall be without liability of the Underwriters to the Company. Notice of such cancellation shall be given to the Company in writing, or by telegraph or telephone and confirmed in writing.

7. Indemnification and Contribution.

(a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage or liability, joint or several, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A, Rule 430B or Rule 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto) or any “issuer information” filed or required to be filed pursuant to Rule 433 under the Securities Act or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and to reimburse each Underwriter, its officers, directors, employees, agents and each such controlling person for any and all expenses (including the fees and disbursements of one counsel chosen by the Representatives) as such expenses are reasonably incurred by such Underwriter, its officers, directors, employees and agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Each Underwriter severally, but not jointly, shall indemnify and hold harmless the Company, the Selling Stockholders, the directors, officers and employees of the Company and each person, if any who controls the Company or any Selling Stockholder within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage or liability, joint or several, as incurred, to which the Company may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and to reimburse the Company, the Selling Stockholders or any such director, officer, employee or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Each Selling Stockholder severally, but not jointly, shall indemnify and hold harmless each Underwriter, its directors, officers, employees and agents and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act to the extent and in the manner sect forth in clause (a) above to the extent, but only to the extent, that an untrue statement or alleged untrue statement or omission or alleged omission of a material fact was made in the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information provided in writing to the Company or the Underwriters by such Selling Stockholders specifically for use in the Registration Statement or Prospectus. Notwithstanding any other provisions herein, the aggregate liability under any provision in this Section 7 of any Selling Stockholder shall not exceed the product of the number of shares of Common Stock sold by such Selling Stockholder multiplied by the offering price of the Common Stock as set forth in the Prospectus.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under such subsection. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that the Representatives shall have the right to employ counsel to represent it and those other Underwriters who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under such subsection if, in the Representatives’ reasonable judgment, based upon the advice of counsel, it is advisable for the Representatives and those Underwriters to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company.

(e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and each Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company and each Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in subsection (d) hereof).

(f) The obligations of the Company and each Selling Stockholder under this Section 7 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability that the respective Underwriters may otherwise have, and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act, in either case, whether or not such person is a party to any action or proceeding.

8. Substitution of Underwriters. If any Underwriter defaults in its obligation to purchase the number of Securities which it has agreed to purchase under this Agreement, the non-defaulting Underwriters shall be obligated to purchase (in the respective proportions which the number of Securities set forth opposite the name of each non-defaulting Underwriter in Schedule I hereto bears to the total number of Securities set forth opposite the names of all the non- defaulting Underwriters in Schedule I hereto) the Securities which the defaulting Underwriter agreed but failed to purchase; except that the non-defaulting Underwriters shall not be obligated to purchase any of the Securities if the total number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 10% of the total number of Firm Securities, and any non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Securities set forth opposite its name in Schedule I hereto purchasable by it pursuant to the terms of Section 3. If the foregoing maximums are exceeded, (i) the non-defaulting Underwriters, and any other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) all the Securities. If the non- defaulting Underwriters or the other underwriters satisfactory to the Representatives do not elect to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company except for the payment of expenses to be borne by the Company and the Underwriters as provided in Section (5)(o) and the indemnity and contribution agreements of the Company, the Selling Stockholders and the Underwriters contained in Section 7 hereof.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If the other underwriters satisfactory to the Representatives are obligated or agree to purchase the Securities of a defaulting Underwriter, either the Representatives or the Company may postpone the First Closing Date for up to five full Business Days in order to effect any changes that may be necessary in the Registration Statement, the Disclosure Package or the Prospectus or in any other document or agreement, and to file promptly any amendments or any supplements to the Registration Statement or the Disclosure Package or the Prospectus which in the Representatives’ opinion may thereby be made necessary.

9. Effective Date and Termination.

(a) This Agreement shall become effective at ______ a.m., New York City time, on the first full Business Day following the earlier of (i) the date hereof, or (ii) the day on which the Representatives release the initial public offering of the Firm Securities for sale to the public. The Representatives shall notify the Company immediately after the Representatives have taken any action which causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Company or by the Representatives by giving notice as hereinafter provided to the Representatives or by the Representatives by giving notice as hereinafter provided to the Company, except that the provisions of Sections 5(o) and 7 shall at all times be effective. For the purpose of this Section, the Securities shall be deemed to have been released for sale to the public upon release by the Representatives of an electronic communication authorizing commencement of the offering the Securities for sale by the Underwriters or other securities dealers.

(b) Until the First Closing Date, this Agreement may be terminated by the Representatives by giving notice as hereinafter provided to the Company, if (i) the Company shall have failed, refused or been unable, at or prior to the First Closing Date, to perform any agreement on its part to be performed hereunder unless the failure to perform any agreement is due to the default or omission by any Underwriter, (ii) any other condition of the obligations of the Underwriters hereunder is not fulfilled; (iii) trading in securities generally on the New York Stock Exchange or the Nasdaq Global Market shall have been suspended or minimum or maximum prices shall have been established on either of such exchanges or such market by the Commission or by such exchange or other regulatory body or governmental authority having jurisdiction; (iv) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq Global Market or other regulatory body of governmental authority having jurisdiction; (v) a general banking moratorium shall have been declared by Federal or state authorities; (vi) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred; (vii) there shall have been any material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Representatives’ judgment, makes it inadvisable to proceed with the delivery of the Securities; or (viii) any attack on, outbreak or escalation of hostilities, declaration of war or act of terrorism involving the United States or any other national or international calamity or emergency if, in the Representatives’ judgment, the effect of any such attack, outbreak, escalation, declaration, act, calamity or emergency makes it impractical or inadvisable to proceed with the completion of the public offering or the delivery of the Securities. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company or any Underwriter, except as otherwise provided in Sections 5(o) or 7 hereof.

Any notice referred to above may be given at the address specified in Section 11 hereof in writing or by telegraph or telephone, and if by telegraph or telephone, shall be immediately confirmed in writing.

(c) This Agreement may also be terminated as provided in Section 8 hereof.

10. Survival of Indemnities, Contribution, Warranties and Representations. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters and the Company contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

11. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:	Roth Capital Partners LLC
24 Corporate Plaza
Newport Beach, California 92660
Facsimile: (949) 720-7223
Attention: Lisa Walters

Chardan Capital Markets LLC
17 State Street, Suite 1600
New York, New York 10004
Attn: Kerry Propper, Chief Executive Officer

with a copy to:	Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attention: Mitchell Nussbaum, Esq.

If to the Company:	Huiheng Medical, Inc.
Huiheng Building, Gaoxin 7 Street South
Keyuannan Road, Nanshan Distric
Shenzhen Guangdong, PRC 518057

with a copy to:	DLA Piper US LLP
4365 Executive Drive, Suite 1100
San Diego, CA 92121
Attn: Doug Rein, Esq.

If to the Selling
Stockholders:

with a copy to:

12. Information Furnished by Underwriters. The statements set forth under the caption “Underwriting” in the table in the first paragraph concerning the number of shares each Underwriter has agreed to purchase and in the paragraphs concerning sales by Underwriters to the public at the offering price and to dealers at such price less a concession and sales by Underwriters to discretionary accounts in any preliminary prospectus and the Prospectus, constitute the only written information furnished by or on behalf of any Underwriter referred to in paragraphs (b) and (c) of Section 1 hereof and in paragraphs (a) and (b) of Section 7 hereof.

13. Parties. This Agreement is made solely for the benefit of the several Underwriters, the Company, the Selling Stockholders, any officer, director or controlling person referred to in Section 8 hereof, and their respective successors and assigns, and no other person shall acquire or have any right by virtue of this Agreement. The term “successors and assigns,” as used in this Agreement, shall not include any purchaser of any of the Securities from any of the Underwriters merely by reason of such purchase.

14. Definition of “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “Business Day” means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) “Subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the New York, without giving effect to the choice of law or conflict of laws principles thereof.

16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

17. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Please confirm, by signing and returning to us two (2) counterparts of this Agreement, that each of the Representatives is acting on behalf of itself and the several Underwriters and that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.

Very truly yours,

Huiheng Medical, Inc.

By:
Name:
Title:
THE SELLING STOCKHOLDERS NAMED IN
SCHEDULE II ATTACHED HERETO
By:
Name:
As Attorney-in-Fact acting on behalf of the Selling
Stockholders named in Schedule II hereto

Confirmed and accepted as of the date first above mentioned:
Roth Capital Partners LLC,
As Representative of the Several Underwriters named in Schedule I hereto
By:
[Authorized Signatory]
Chardan Capital Markets, LLC
As Representative of the Several Underwriters named in Schedule I hereto
By:
[Authorized Signatory]

SCHEDULE I

Underwriting Agreement dated ______, 2008

Underwriter	Number of Firm Securities to be Purchased
Roth Capital Partners LLC
Chardan Capital Markets, LLC

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SCHEDULE II

SELLING STOCKHOLDERS

SCHEDULE III

Lock-Up Agreements

SCHEDULE IV

Issuer Free Writing Prospectus

EXHIBIT A

Form of Underwriter Warrant

EXHIBIT B

Form of Opinion of Company Counsel

1. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with power and authority to own, lease and operate its properties and conduct its business as currently conducted. The Company is qualified as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to qualify would not have a Material Adverse Effect on the Company.

2. Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation and in good standing under the laws of each of their respective jurisdictions of organization, with power and authority (corporate or other) to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Sale Preliminary Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no liability or disability by reason of the failure to be so qualified in any such jurisdiction that would not reasonably be expected to have a Material Adverse Effect.

3. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any shareholder of the Company arising by operation of law or under the Articles of Incorporation or Bylaws of the Company. The offers and sales of the outstanding securities of the Company were at all relevant times either registered under the Act or exempt from such registration requirements. The authorized and, to such counsel’s knowledge, outstanding capital stock of the Company is as set forth in the Prospectus.

4. The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company arising by operation of law or under the charter or by-laws of the Company. When issued, the Underwriter Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby, and such Underwriter Warrant, when issued, is enforceable against the Company in accordance with its terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provision may be limited under federal and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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5. The Underwriting Agreement and any other agreements entered into by the Company in connection with the Offering have each been duly and validly authorized and, when executed and delivered by the Company, constitute, and the Underwriter Warrants have been duly and validly authorized by the Company and, when executed and delivered, will constitute, the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (b) as enforceability of any indemnification or contribution provisions may be limited under the federal and state securities laws, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

6. The execution, delivery and performance of the Underwriting Agreement [, any other agreements entered into by the Company in connection with the Offering] and the Underwriter Warrants and compliance by the Company with the terms and provisions thereof and the consummation of the transactions contemplated thereby, and the issuance and sale of the Securities, do not and will not, with or without the giving of notice or the lapse of time, or both, (a) to such counsel’s knowledge, conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any mortgage, deed of trust, note, indenture, loan, contract, commitment or other agreement or instrument filed as an exhibit to the Registration Statement, (b) result in any violation of the provisions of the charter or by-laws of the Company, or (c) to such counsel’s knowledge, violate any U.S. statute or any judgment, order or decree, rule or regulation applicable to the Company of any court, U.S. federal, state or other regulatory authority or other governmental body having jurisdiction over the Company, its properties or assets.

7. The Registration Statement has been declared effective under the Act. To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act.

8. Any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b).

9. The 8-A Registration Statement has been declared effective. To such counsel’s knowledge, no stop order suspending the effectiveness of the 8-A Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened.

10. The Registration Statement, at the time it became effective, complied as to form in all material respects with the applicable requirements of the Act (except as to the financial statements, supporting schedules, footnotes, and other financial and statistical information included therein, as to which such counsel may express no opinion).

11. To such counsel’s knowledge, there is no action, suit or proceeding pending or overtly threatened in writing by or before any U.S. federal or state court or governmental agency, authority or body having jurisdiction over the Company, its business or property, and specifically naming the Company, of a character required to be disclosed in the Prospectus that is not adequately disclosed therein.

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12. To such counsel’s knowledge, there is no contract or other document of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

13. The Company is not and, immediately after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an investment company under the Investment Company Act of 1940, as amended.

14. To such counsel’s knowledge, no other person has the right to have any securities of the Company registered under the Registration Statement.

15. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any U.S. federal or state court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance by the Company of the Underwriting Agreement or consummation by the Company of the transactions contemplated by the Underwriting Agreement, except for: (a) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters (as to which we express such counsel may express no opinion); (b) such as have been made or obtained under the Act or the Exchange Act, or state securities or blue sky laws; and (c) such as are required by FINRA.

The opinion of counsel shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, the Underwriters and the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus contained therein and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus contained therein (except as otherwise set forth in the foregoing opinion), solely on the basis of the foregoing without independent check and verification, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto, at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or any amendment or supplement thereto, at the time they were filed pursuant to Rule 424(b) or at the date of such counsel’s opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion with respect to (i) any disclosures relating to the laws, rules, statutes or regulations of China (it being understood that the Underwriters are relying on the opinion of ___________ with respect to matters of Chinese law), (ii) any disclosures relating to the laws, rules, statutes or regulations of Nevada (it being understood that the Underwriters are relying on the opinion of ___________ with respect to matters of Nevada law) or (iii) the financial information and statistical data and information included in the Registration Statement or the Prospectus).

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EXHIBIT C

Form of Opinion of PRC Counsel of the Company

1. Each PRC subsidiary of the Company (as set forth in the Registration Statement)(“PRC Subsidiary”) has been duly incorporated and is validly existing and in good standing under the laws of the PRC with full legal right, power and authority (corporate and other), as authorized by the PRC government, to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus and is duly qualified to transact business in any jurisdiction in which it owns or leases properties or conducts any business, and such qualification is required, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each of the Articles of Association, the business license and other constituent documents of each PRC Subsidiary complies with all applicable requirements of PRC law, including but not limited to the [PRC Company Law] , and each is in full force and effect.

2. All of the issued share capital of Allied Moral Holdings, Ltd. (“Allied Moral”) is owned by the Company and have been duly and validly authorized and issued, and are fully paid and non-assessable. Allied Moral owns all of the issued share capital of Changdu Huiheng Development Co., Ltd. (“Changdu Huiheng”), which shares have been duly and validly authorized and issued, and are fully paid and non-assessable. Other than Changdu Huiheng, Allied Moral does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation or other entity. All of issued share capital of Wuhan Kanqiao Medical New Technology Co., Ltd. (“Wuhan Kanqiao”) are owned by Changdu Huiheng and such shares been duly and validly authorized and issued, and are fully paid and non-assessable. Changdu Huiheng duly and validly owns the equity interest of Shenzhen Hyper Technology Co., Ltd. (“Shenzhen Hyper”) and Beijing Yuankang Kbeta Nuclear Technology Co., Ltd. (“Beijing Kbeta”) in the percentages set forth in the Prospectus under the caption “Business-Huiheng Medical’s Background,” free and clear of all liens, encumbrances, equities or claims. Other than Shenzhen Hyper and Beijing Kbeta, Changdu Huiheng does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation or other entity.

3. None of the PRC Subsidiaries are in violation of their respective Articles of Association, business licenses or any other constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the PRC Subsidiaries is a party or by which they or any of their respective properties may be bound.

4. There are no legal, governmental or arbitral proceedings before any court of the PRC or before or by any public, regulatory or governmental agency or body of the PRC pending or, to the best of such counsel’s knowledge after due inquiry, threatened against, or involving the properties or business of, any of the PRC Subsidiaries or to which any of the properties of the PRC Subsidiaries is subject which are not disclosed in the Prospectus and will have a Material Adverse Effect.

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5. No Chinese law, rule, statute, government order or mandate or regulation required to be described in the Prospectus is not described as required and insofar as the disclosures in the Registration Statement and Prospectus purport to summarize matters of Chinese law, rules, statutes and regulations, such disclosures constitute accurate summaries thereof in all material respects.

The opinion of PRC counsel shall further include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the PRC Subsidiaries, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Prospectus and related matters were discussed and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, no facts have come to the attention of such counsel which should lead them to believe that either the Registration Statement or the Prospectus or any amendment or supplement thereto, as of the date of such opinion, solely with respect to matters of Chinese law, rules, statutes and regulations contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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Exhibit D

Form of Opinion of Counsel to Selling Stockholders

1. With respect to the Selling Stockholders, no filing with, or consent, approval, authorization or order of, any New York, Nevada or federal court or governmental authority or agency, which has not been obtained, taken or made is required under New York or federal law [or Nevada corporate law] for the performance by each Selling Stockholder of its respective obligations under the Underwriting Agreement or in the Power of Attorney and the related Custody Agreement, or in connection with the offer, sale or delivery of the Securities to be sold by the Selling Stockholders in the manner set forth and subject to the terms and conditions in the Underwriting Agreement, except for such filings, consents, approvals, authorizations or orders as may be necessary under federal or state securities laws, as to which such counsel may express no opinion, or as to any filing with, or consent, approval, authorization or order of, FINRA in connection with the purchase and distribution of the Securities by the Underwriters, as to which such counsel may express no opinion.

2. The execution, delivery and performance of the Underwriting Agreement and the Power of Attorney and the related Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and compliance by each Selling Stockholder with its obligations under the Underwriting Agreement have been duly authorized by all necessary corporate, partnership, LLC or other company action on the part of such Selling Stockholder.

3. Each Power of Attorney and each related Custody Agreement has been duly executed and delivered by the respective Selling Stockholders named therein and constitutes the valid and binding agreement of such Selling Stockholder.

4. The Underwriting Agreement has been duly executed and delivered by or on behalf of each Selling Stockholder.

5. With respect to Selling Stockholders which are entities, the execution, delivery and performance of the Underwriting Agreement and the Power of Attorney and the related Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and compliance by such Selling Stockholders with their obligations under the Underwriting Agreement do not and will not result in the creation or imposition of any charge or encumbrance upon the Securities pursuant to any agreement known to such counsel nor, to such counsel’s knowledge, will such action result in any violation of the provisions of the charter or by-laws of the Selling Stockholders.

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6. Upon the Underwriters’ acquiring possession of stock certificates representing the Securities to be sold by the Selling Stockholders, endorsed to the Underwriters and paying the purchase price therefor pursuant to the Underwriting Agreement, each Underwriter will be a “protected purchaser” of the Securities to be purchased by it (within the meaning of Section 8-303 of the New York Uniform Commercial Code), assuming that no such Underwriter has notice of any “adverse claim”, within the meaning of Section 8-105 of the New York Uniform Commercial Code, to such Securities, and will acquire its interest in such Securities (including, without limitation, all rights that such Selling Stockholder had or has the power to transfer in such Securities) free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code.

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